UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	June 19, 2013
(Date of earliest event reported):	June 18, 2013

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-291-2411
Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 - Regulation FD Disclosure.

 On June 18, 2013, Fulton Financial Corporation ("Fulton") announced that its Board of Directors has approved the extension of, through September 30, 2013, its previously announced share repurchase program.  Fulton’s Board of Directors originally approved the current share repurchase program in January 2013.  Under the program, Fulton was authorized to repurchase of up to eight million shares, or approximately 4.0% of the company's then outstanding shares, through June 30, 2013.

The June 18, 2013 press release announcing the extension of the share repurchase program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The attached exhibit is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Fulton June 18, 2013 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2013	Fulton Financial Corporation By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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